MARTEN TRANSPORT, LTD. Q1 2026 OPERATING & FINANCIAL RESULTS


MARTEN

MARTEN
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MARTEN
80 years
OF EXCELLENCE
1946 - 2026

Diversity of Services

Marten Transport is a multifaceted business offering a network of refrigerated and dry truck-based transportation and distribution capabilities across our distinct business platforms

TRUCKLOAD	DEDICATED	BROKERAGE	MEXICO
52% of Revenue **70% temp | 30% dry** Regional temp, dry & OTR operating from 14 regional service centers	**31% of Revenue** **54% customer-owned trailers | 24% temp | 22% dry** Customized solutions utilizing temp, dry & specialized equipment	**17% of Revenue** **75% temp | 25% dry** Surge flexibility for customers' needs beyond Marten's assets with new specialized solutions including flatbed, high-value and hazmat	Door-to-door between Mexico and the U.S. through our network of trusted partner carriers, with border crossing in Laredo, TX and Otay Mesa, CA

MARTEN
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Our Mission

At Marten Transport, our mission is to be an international leader in transportation and logistics. Through the development of our people, innovation and commitment to excellence, we will exceed our customers' expectations and provide superior returns to our stockholders. We are committed to operating in an environmentally friendly and safe manner.



MARTEN
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Q1 2026 Summary and Outlook

Our people drove sequential increases in our revenue per tractor within our truckload and dedicated operations each of the last two quarters. This impact on our earnings was more than offset by the prolonged severe winter storms and the sharp spike in diesel prices in the first quarter.

Our unique multifaceted business model's value continued to be highlighted by the operating results of our dedicated and brokerage operations. Our earnings have been heavily pressured by the historic duration and depth of the freight market recession's oversupply and weak demand, and the cumulative impact of inflationary operating costs, freight rate reductions and freight network disruptions.

We are focused on minimizing the freight market's impact with our emphasis on safe, premium service, data-driven operating efficiencies and aggressive cost controls. Our strong, debt-free balance sheet enhances our ability to continue investing in our technology and modern fleet and position our operations to capitalize on improving profitable organic growth opportunities.

We believe that the freight market is in the early stages of recovery fueled by the current administration's accelerating immigration enforcement clampdowns on multiple fronts – including noncompliant state licensing practices for non-domiciled commercial driver's licenses, or CDL's, English Language Proficiency enforcement, electronic logging device fraud, CDL mills and chameleon carriers. These measures are structural changes to the freight market that have been and are expected to continue contracting capacity by removing noncompliant and unqualified drivers who never should have been driving in the first place.

MARTEN

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Operating Results

Pre-Recession Operating Results

- **2018-2022** Set the then-current record for highest annual operating revenue and operating income
- **2020-2022** Achieved then-best operating ratio, net of fuel s/c, for any year since became public company in 1986

Multifaceted Business Model

- Value is highlighted by operating results for dedicated and brokerage

Marten's Continued Focus

- Minimizing market impact on operations
- Capitalize on profitable organic growth across our business platforms
- Continuous investment in safety
- Culture to drive continuous improvement
- Fair compensation for our services

Operating Results Comparison – Percentage Change vs. Same Period of Prior Year

	Q1 '26 vs '25	'25 vs '24	'24 vs '23	'23 vs '22	'22 vs '21	'21 vs '20	'20 vs '19	'19 vs '18
Operating Revenue	(8.8)%	(8.3)%	(14.8)%	(10.5)%	29.8%	11.4%	3.7%	7.1%
Operating Revenue (net of fuel surcharges)	(9.5)%	(7.3)%	(13.6)%	(7.7)%	23.1%	8.3%	6.8%	8.6%
Operating Income	(72.8)%	(31.0)%	(63.1)%	(37.1)%	28.3%	19.8%	21.9%	8.7%
Net Income	(68.1)%	(35.2)%	(61.7)%	(36.2)%	29.2%	22.9%	13.8%	11.0%

Expect the Best!

Offsetting Rate Pressure

Our continued efficiency improvements have lessened the impact of the significant decrease in our freight rates and revenue per tractor since Q4 '22



Truckload Rate per Total Mile,
Utilization & Revenue per Tractor
RPTM
Utilization
Rev/Tractor
$2.80
$2.70
$2.60
$2.50
$2.40
$2.30
$2.20
$2.10
24,000
23,500
23,000
22,500
22,000
21,500
21,000
20,500
$4,800
$4,600
$4,400
$4,200
$4,000
$3,800
$3,600
Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26
RPTM
Utilization
Rev/Tractor



Dedicated Rate per Total Mile,
Utilization & Revenue per Tractor
RPTM
Utilization
Rev/Tractor
$2.60
$2.55
$2.50
$2.45
$2.40
$2.35
$2.30
$2.25
21,000
20,800
20,600
20,400
20,200
20,000
19,800
19,600
19,400
$4,050
$4,000
$3,950
$3,900
$3,850
$3,800
$3,750
$3,700
$3,650
$3,600
$3,550
$3,500
Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26
RPTM
Utilization
Rev/Tractor

- Freight rates and revenue per tractor have declined significantly since early 2023—during a period of elevated cost inflation that would typically be passed through
- Improved utilization has partially offset this impact, driven by continued efficiency gains and the addition of new customer business



New Codes
New Customers
500
400
300
200
100
0
207
98
223
107
224
71
388
98
66
35
2022
2023
2024
2025
Q1 2026

MARTEN
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Operational Footprint

Regional in Structure ✈ National in Scope ✈ International in Reach



Wilsonville, OR
Mondovi, WI
Carlisle, PA
Zionsville, IN
Jurupa Valley, CA
Edwardsville, KS
Colonial Heights, VA
Memphis, TN
Phoenix, AZ
Otay Mesa, CA
Tucker, GA
De Soto, TX
Tampa, FL
Laredo, TX

Corporate Office

Regional Operating Centers

Sustainable Solar Power in each of our Facilities

> Transformation is a process, not an event.
>
> - John P. Kotter, *Leading Change*

MARTEN
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Dedicated Operations

Our dedicated operations significantly contributed to our total operating income in 2024 through Q1 '26



Dedicated Operating Revenue
(excluding fuel surcharges)
In millions
$350
$325
$300
$275
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
'17
'18
'19
'20
'21
'22
'23
'24
'25
Q1 '25
Q1 '26



Dedicated Operating Income
In thousands
% increases are from '14 to '26 for Q1 and from '14 to '25 for Q2-Q4
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
23%
279%
67%
30%
Q1
Q2
Q3
Q4
'14
'15
'16
'17
'18
'19
'20
'21
'22
'23
'24
'25
'26

Chemours
Carrier of the Year | 2021-2024

Coca Cola Midwest
Dedicated Carrier of the Year | 2025

MARTEN
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Brokerage Operations

Our brokerage operations significantly contributed to our total operating income in 2024 through Q1 '26



Brokerage Operating Revenue
in millions
$220
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
'17
'18
'19
'20
'21
'22
'23
'24
'25
Q1 '25
Q1 '26



Brokerage Operating Income
in thousands
% increases are from '14 to '26 for Q1 and from '14 to '25 for Q2-Q4
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
39%
345%
132%
11%
Q1
Q2
Q3
Q4
'14
'15
'16
'17
'18
'19
'20
'21
'22
'23
'24
'25
'26

Brokerage Load Growth

Since 2022 we have focused on increasing our volume of non-dedicated and dry customer brokerage loads to minimize the impact of a number of dedicated customers shifting brokerage loads due to the freight market recession


Total Load Count
2,200
2,000
1,800
1,600
1,400
1,200
1,000
Week 1
Week 3
Week 5
Week 7
Week 9
Week 11
Week 13
Week 15
Week 17
Week 19
Week 21
Week 23
Week 25
Week 27
Week 29
Week 31
Week 33
Week 35
Week 37
Week 39
Week 41
Week 43
Week 45
Week 47
Week 49
Week 51
Week 53
2024
2025
2026

MARTEN
Expect the Best!

MRTN de Mexico Operations

- We are optimistic that stricter standards for non-domiciled commercial driver's licenses and increased enforcement of the English Language Proficiency and B-1 visa regulations will positively impact our MRTN de Mexico business
- Minimizing the impact of the freight market recession -- $53.3 million operating revenue for 2025 vs. $62.9 million for 2024, and $9.7 million for Q1 '26 vs. $13.7 million for Q1 '25 (excluding fuel surcharges)
- Dry expansion with first loads in Feb. 2022 and expected continued growth
- Temperature growth history with more expansive growth in the works



Otay Mesa, CA
Laredo, TX



MRTN de Mexico Dry TL & Brokerage Revenue
(excluding fuel surcharges)
in thousands
$3,100
$2,600
$2,100
$1,600
$1,100
$600
$100
Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Q1 '26



MRTN de Mexico Dry TL and Brokerage Loads
1,900
1,600
1,300
1,000
700
400
100
Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Q1 '26

MARTEN
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Investing in Growth & Safety

Investments For a Safe Future

- Added Equipment Safety
  - Collision Avoidance
  - Blind Spot Detection
  - Lane Departure Alerts
  - Side Camera Visibility
- Platform Science
- Smart Drive

17% Tractor Cost Increase 2026 vs. 2021

30% Reefer Trailer Cost Increase 2026 vs. 2021

Net Capital Expenditures
In millions



$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$106.3
$123.7
$134.9
$172.5
$152.1
$42.8
$102
'20
'21
'22
'23
'24
'25*
'26 Est.

*Reflects the sale of our intermodal assets

+1,000 Million Mile Safe Drivers

WISCONSIN MOTOR CARRIERS ASSOCIATION

Marten Transport Copper Level Sponsor

MARTEN Expect the Best!

Solar Advantage

Our first solar project was completed in 2018. Since then, we've completed 18 additional solar installations at Marten facilities across our national network. Today, every tractor and refrigeration unit is equipped with solar power.







3 million kWh
of generation and offset each year

2,125 metric tons*
of CO_2 offset each year

400 Homes*
This kWh is equivalent to enough energy to power over 400 homes with electricity for each year

2,500 Acres*
The carbon sequestration from this much clean energy offset each year is equivalent to the impact of over 2,500 acres of forest

*Based on standard EPA (*United States Environmental Protection Agency*) carbon offset calculation

MARTEN
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Steadfast Commitment

Let’s Talk Green

Our journey spans from innovative solutions to sustainable milestones, ensuring a greener future in every mile

DECADES OF SUSTAINABLE PROGRESS

- Equipment Modernization Initiatives
- Temp-Controlled Efficiency Initiatives
- Solar Energy across Facilities and Fleet


COMMITTED
ecovadis
Sustainability Rating
Registration Document
SmartWay Transport Partnership
The U.S. Environmental Protection Agency recognizes
Marten Transport LTD
As a Registered
SmartWay Transport Partner
Sam Waltzer
AN INBOUND LOGISTICS
GREEN
SUPPLY CHAIN
PARTNER
2 0 2 5
GHG SCOPE 1 & 2
FOOTPRINT
SUPPLIER LEADERSHIP ON CLIMATE TRANSITION
GHG SCOPE 3
FOOTPRINT
SUPPLIER LEADERSHIP ON CLIMATE TRANSITION

MARTEN
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Platform Science

Platform Science is the in-cab technology platform that supports safe driving, regulatory compliance and real-time visibility across our fleet


Workflow
Drivewyze
HOS
LinkeDrive
Vector
Trimble Maps

How it supports safety:

All Fleet Apps in ONE Place on ONE Device
Safer for drivers

Compliance
Assists in compliance with state and federal HOS regulations

Productivity
More done in less time with driver workflows in their daily operations

Navigation
Smart navigation choosing tractor-safe routes which improves safety and on-time performance

Data
Real-time telematics. Unifies the tractor and the device's information in one place and reports the data back

100% of drivers equipped with Platform Science technology

MARTEN
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SmartDrive System

SmartDrive is our video-based safety system that helps prevent accidents through early risk detection, driver coaching and continuous improvement



How it supports safety:

Camera Technology
Forward-facing camera technology focused on driver behavior

Coaching & Corrective Action
SmartDrive cameras use an AI program to detect 40 types of unsafe driving events and send each event to our managers to coach or take corrective action using our conservative enforcement standards

Progress Monitoring
Shows each driver's trends

Improved Bottom Line
Lower operating costs and idling expense with insight and analytics

100% of drivers equipped with SmartDrive system

MARTEN
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Side Camera Program

A recent technology enhancement, side camera systems provide full visibility around the vehicle—including blind spots—supporting safer maneuvers and reducing accident risk and liability exposure




MARTEN

How it supports safety:

Eliminates blind spots

Improves lane changes and merging

Reduces risk of visibility-related accidents

904 cameras currently installed

MARTEN
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Operating Revenue



Operating Revenue
(excluding fuel surcharges)
In millions
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
'09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25 Q1 '25 Q1 '26

12th
2022 **12th** straight year of highest operating revenue (excluding fuel surcharges)

223
2023 shipper codes increased by **223** with **107** new customers to Marten

224
2024 shipper codes increased by **224** with **71** new customers to Marten

388
2025 shipper codes increased by **388** with **98** new customers to Marten

66
Q1 '26 shipper codes increased by **66** with **35** new customers to Marten

While reducing fleet size to minimize impact of freight market recession

MARTEN
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Operating Income

Between 2018 and 2022, we generated our highest operating income in our history each year



Operating Income
in millions
$150
$140
$130
$120
$110
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
'09
'10
'11
'12
'13
'14
'15
'16
'17
'18
'19
'20
'21
'22
'23
'24
'25
Q1 '25
Q1 '26

Operating Ratio, net of Fuel Surcharges

From 2020 through 2022, we achieved our then-best ratio for any year since becoming public in 1986



Operating Ratio
Net of Fuel Surcharges
100%
99%
98%
97%
96%
95%
94%
93%
92%
91%
90%
89%
88%
87%
86%
85%
84%
83%
82%
81%
80%
'09
'10
'11
'12
'13
'14
'15
'16
'17
'18
'19
'20
'21
'22
'23
'24
'25
Q1 '25
Q1 '26

We expect to make significant improvements to our profitability as the freight market corrects

MARTEN
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Diluted EPS[1]


$1.40
$1.30
$1.20
$1.10
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
(2)
'09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25 Q1 '25 Q1 '26

NO DEBT

- We have not had any debt since 2017

DIVIDEND

- Current $0.06 per share -- approx. 1.7% yield
- 63 consecutive quarterly payments since initiated in 2010
- $276.1 million paid, including $134.9 million in special dividends

(1) Restated to reflect the three-for-two stock split on August 13, 2020, the five-for-three stock split on July 7, 2017, and the three-for-two stock split on June 14, 2013

(2) Excluding the deferred income taxes benefit related to the federal Tax Cuts and Jobs Act in 2017

MARTEN
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Industry Recognition

CHEMOURS NORTH AMERICAN PLATINUM/GOLD CARRIER OF THE YEAR 2020-2023

JOHNSONVILLE SAUSAGE NATIONAL CARRIER OF THE YEAR 2021-2023

ABBOTT NUTRITION CARRIER OF THE YEAR 2022 & 2023

AMERICAN TRUCKING ASSOCIATION GREAT WEST SAFETY AWARD 2023

NESTLE RESPONSIBLE SOURCING STANDARD COMPLIANCE 2023

US COLD NATIONAL CARRIER OF THE YEAR 2023-2025

RISE BAKING ASSET CARRIER OF THE YEAR 2023 & 2024

NIAGARA BOTTLING SOUTH ATLANTIC REGIONAL CARRIER OF THE YEAR 2024

GEODIS CARRIER OF THE YEAR 2024

TRUCKLOAD CARRIERS ASSOCIATION FLEET SAFETY AWARD 2025

EXCELLENCE isn't just a goal it's a standard

We are proud to be certified by the Truckload Carriers Association (TCA) as a **2025 & 2026 TCA Elite Fleet – Best Place to Drive**, recognizing carriers that deliver exceptional driver environments, competitive pay and innovative driver-support practices

On-Time Service to Delivery

2022	2023	2024	2025	Q1 '26
96.9%	99.3%	97.0%	97.5%	96.8%

MARTEN

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Culture for Excellence



Invested in our **PEOPLE**, Marten is dedicated to employee development and promoting from within

Marten's nationwide operational network, proprietary information systems and disciplined culture deliver reliable operating performance for our **CUSTOMERS**

Marten cultivates **INNOVATIVE** solutions with willingness to challenge conventional wisdom

Our **SUSTAINABILITY** efforts are paving the way for an eco-friendly transportation industry

EXCELLENCE isn't just a goal; it's a standard, and our employees continuously meet that standard through their hard work, skill and dedication

SAFETY is always at our core

MARTEN
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Resilient Outlook

We are seeing increased customer interest in securing dedicated and truckload capacity. Our brokerage division has effectively capitalized on opportunities within the dry van market, contributing to overall volume growth and positioning us to continue doing so.

We believe that the freight market is in the early stages of recovery fueled by the current administration's accelerating immigration enforcement clampdowns on multiple fronts – including noncompliant state licensing practices for non-domiciled commercial driver's licenses, or CDL's, English Language Proficiency enforcement, electronic logging device fraud, CDL mills and chameleon carriers.

The outlook for our dry van division remains strong, supported by a significantly larger market, with approximately eight dry van loads for every refrigerated load. At the same time, our refrigerated business—the foundation of our company—will continue to deliver innovative solutions to both existing and new customers.



MARTEN
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THANK YOU
THANK YOU
THANK YOU

MARTEN

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